FINANCING RECEIVABLE	12 Months Ended
Dec. 31, 2011
Receivables [Abstract]
FINANCING RECEIVABLE
NOTE C - FINANCING RECEIVABLE

The composition of the loan portfolio, including loans held for sale, at December 31 was as follows:

	2011	2010
	(In thousands)

One- to four-family residential	$290,808	$195,801
Multi-family residential	26,210	8,594
Construction	4,390	7,081
Commercial	63,394	19,329
Consumer	2,210	207
	387,012	231,012
Less:
Undisbursed portion of loans in process	1,478	4,482
Deferred loan origination fees	(209)	(150)
Allowance for loan losses	1,447	1,242

	$384,296	$225,438

The recorded investment in loans was as follows as of December 31, 2011:

	One-to four
	Family	Multi-family
	Residential	Residential	Construction		Commercial	Consumer	Total

Purchased loans	$119,790	$15,132	$-		$40,178	$2,947	$178,047
Credit quality discount	(2,536)	(159)	-		(2,402)	(1,161)	(6,258)
Purchased loans book value (3)	117,254	14,973	-		37,776	1,786	171,789
Originated loans (1)	173,554	11,237	4,390	(2)	25,618	424	215,223
Ending balance	$290,808	$26,210	$4,390		$63,394	$2,210	$387,012

(1)       Includes loans held for sale
(2)       Before consideration of undisbursed Loans-in-process
(3)       Loans purchased in acquisition of First Franklin

The carrying amount of purchased loans consisting of credit-impaired purchased loans and non-impaired purchased loans is shown in the following table as of December 31, 2011.

		Credit
	Non-impaired	Impaired
	Purchased Loans	Purchased Loans

One-to-four family residential (1)	$111,680	$5,574
Multi-family residential	13,905	1,068
Construction	-	-
Commercial	28,575	9,201
Consumer	1,690	96
Total	$155,850	$15,939

(1)       Includes home equity lines of credit

Subsequent to acquisition, we regularly evaluate our estimates of cash flows expected to be collected on purchased impaired loans.  If we have probable decreases in cash flows expected to be collected (other than due to decreases in interest rate indices and changes in prepayment assumptions), we charge the provision for credit losses, resulting in an increase to the allowance for loan losses. If we have probable and significant increases in cash flows expected to be collected, we first reverse any previously established allowance for loan losses and then increase interest income as a prospective yield adjustment over the remaining life of the loan, or pool of loans. Estimates of cash flows are impacted by changes in interest rate indices for variable rate loans and prepayment assumptions, both of which are treated as prospective yield adjustments included in interest income.  As of December 31, 2011 management has not changed the estimate of expected cash flows on purchased impaired loans and no additional allowance for loan loss was recorded during the year ended December 31, 2011.  The credit quality discount decreased approximately $864,000 in 2011 as a result of loans paying off or being transferred to real estate acquired through foreclosure.  Due to uncertainties in the evaluation of allowance for loan loss, it is at least reasonably possible that management’s estimate of the outcome will change within the next year.

The Corporation’s lending efforts have historically focused on one- to four-family and multi-family residential real estate loans, which comprise approximately $319.9 million and  $207.0 million or 83%, and 92% of the net loan portfolio, at December 31, 2011 and 2010, respectively.  Generally, such loans have been underwritten on the basis of no more than an 85% loan-to-value ratio, which has historically provided the Corporation with adequate collateral coverage in the event of default.  Nevertheless, the Corporation, as with any lending institution, is subject to the risk that real estate values could deteriorate in its primary lending area of southwestern Ohio, thereby impairing collateral values.

In the ordinary course of business, the Corporation has made loans to its executive officers and directors.  Loans to these officers and directors, as well as employees, are made at reduced interest rates and closing costs.  These loans do not involve more than the normal risk of collectability.  The aggregate dollar amount of loans to executive officers and directors totaled approximately $1.2 million at both December 31, 2011 and 2010 and $1.3 million at December 31, 2009, respectively.  During the year ended December 31, 2011 one new mortgage loan was originated to an executive officer totaling $150,000.  In addition, there were principal disbursements totaling approximately $112,000 during the year ended December 31, 2011.  During the year ended December 31, 2010, one new line of credit was originated to a director totaling $100,000. During the years ended December 31, 2011 and 2010, there were repayments of approximately $98,000 and $91,000, respectively.

The Company participates in the Federal Home Loan Bank of Cincinnati’s Mortgage Purchase Program which provides the Company the ability to sell conventional mortgage loans in the secondary market. The program utilizes a Lender Risk Account (LRA) which is funded through the proceeds of individual mortgages sold. One LRA is established for each master commitment and the amount deposited into the LRA is approximately thirty to fifty basis points of each original loan balance.

If a loss on an individual loan is in excess of homeowner equity and (if applicable) primary mortgage insurance, funds are withdrawn from the related LRA to cover the shortfall. The Company is eligible to receive LRA funds, net of any losses, beginning in the sixth year from the date a master commitment is fulfilled and ending in the eleventh year or when all of the loans sold under a master commitment have been paid in full. The Company’s LRA totaled $903,000, $292,000 and $182,000 at December 31, 2011, 2010, and 2009.  The amount is reported in other assets and as deferred income until the FHLB remits amounts to the Company based on loan performance, at which time revenue will be recognized.  During the year ended December 31, 2011, 2010, and 2009, the Company received payments of $6,000, $5,000 and $3,000, respectively.